                                                                   Exhibit 10.13

                             MUTUAL GENERAL RELEASE

      THIS  GENERAL  MUTUAL  RELEASE,  dated  as of  February  3rd,  2006  (this
"Release"),  by and among (i) RelationServe  Media, Inc., a Delaware corporation
("RelationServe"),  its  officers,  directors  and  subsidiaries  and (ii) Scott
Hirsch,  Danielle Karp, Boston Technology Ventures  Corporation and McCall &
Estes Advertising, Inc. (collectively the "Hirsch Affiliates").

      1. RELEASE.  TO ALL WHOM THESE  PRESENTS  SHALL COME OR MAY CONCERN,  KNOW
THAT EACH OF THE UNDERSIGNED, in consideration of a reciprocal Release and other good and valuable  consideration  received from each other party hereto, receipt and adequacy of which is hereby acknowledged, having been represented by counsel and having been fully and adequately informed as to the facts,  consequences and circumstances surrounding this Release, and representing and warranting that the claims,  causes of actions  and other  rights set forth  below and which are the subject  of  this  Release  have  not  heretofore  been  assigned  or  otherwise transferred  to any other  person,  but  subject  to the  immediately  following paragraph hereof, hereby releases and discharges, individually and collectively, one  another,  and their  respective  present  and former  officers,  directors, shareholders,  members, agents, employees, servants,  affiliates,  subsidiaries, general and/or  limited  partners (and their  respective  general and/or limited partners or members),  attorneys,  representatives and management  companies and
(to  the  maximum  extent  applicable)  the  respective   officers,   directors,
shareholders,  members, agents, employees, servants,  affiliates,  subsidiaries, general and/or  limited  partners (and their  respective  general and/or limited partners or members),  attorneys,  representatives  and management  companies of each of the  foregoing,  and each person who controls any of the  foregoing,  as well as  their  respective  heirs,  administrators,  executors,  successors  and assigns,  from and against any and all actions,  causes of action, suits, debts,
dues,  sums  of  money,  obligations,   accounts,   reckonings,   bonds,  bills,
specialties,   covenants,  contracts,   controversies,   agreements,   promises,
variances,   trespasses,   damages,  judgment,  extents,   executions,   claims,
liabilities,  rights and  demands  whatsoever,  of whatever  kind or nature,  in contract or in tort, in law or equity,  known or unknown,  which such  releasing party or any party  claiming by or through  such  releasing  party ever had, now have or hereafter  can,  shall or may have for, upon or by reason of any matter, cause or thing  whatsoever  from the  beginning of the world to the date hereof,
PROVIDED,  HOWEVER,  neither  party  releases  the  other  as to the  agreements executed on the date hereof.

      It is  understood  and agreed that each of the  undersigned  below  hereby expressly waives any and all laws or statutes,  of any jurisdiction  whatsoever, which may provide that a general  release does not extend to claims not known or suspected to exist at the time of executing a release  which if known would have materially  affected the decision to give said release. It is expressly intended and agreed that this Release does in fact extend to such unknown or  unsuspected
Claims  related  to  anything  which has  happened  to the date  hereof  even if knowledge  thereof  would have  materially  affected  the  decision to give said release.

      2.  ASSIGNMENT.  Each of the undersigned  hereby  covenants and represents that he has not assigned,  transferred,  or otherwise conveyed any of the Claims being released herein.

                                                     PRIVILEGED AND CONFIDENTIAL

      3. CONSIDERATION.  Each of the undersigned has received good, valuable and sufficient  consideration  for  making  this  Release.  Each of the  undersigned further  acknowledges  and warrants  that this Release shall not be voidable for any reason  including,  but not  limited to, any claim of mistake of fact or the adequacy or inadequacy of consideration.

      4. INDEPENDENT LEGAL COUNSEL. Each of the undersigned acknowledges that he has consulted with independent  legal counsel regarding the legal effect of this
Release and enters into it freely and voluntarily.

      5.  GOVERNING  LAW.  This  Release  shall be governed by and  construed in accordance  with the laws of the State of New York without  giving regard to its conflicts of laws principles.

      6. ENTIRE AGREEMENT. This Release shall constitute the entire agreement of the parties  relating to the subject matter herein and supersedes any prior oral or written agreement or understanding with respect thereto.  This Release may be amended or modified only by a writing signed by all parties.

      7. BINDING. This Release shall be binding upon and inure to the benefit of the heirs, devisees, legatees, executors, administrators, successors and assigns of each of the undersigned.

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      IN WITNESS  WHEREOF,  each of the undersigned has executed this Release as of the first date set forth above.

                                       RELATIONSERVE MEDIA, INC.

                                              /s/ Shawn McNamara
                                              ---------------------------------
                                       By:    Shawn McNamara
                                       Title: Chief Executive Officer

STATE OF FLORIDA    )
                       ss.:

COUNTY OF BROWARD   )

      On the ____ day of February,  2006,  before me personally  appeared  Shawn
McNamara,  an  authorized  officer of  RelationServe  personally  known to me or proved to me on the basis of  satisfactory  evidence to be the person whose name is subscribed on the within  instrument and  acknowledged to me that he executed the same.

----------------------------------------
Notary Public
                                               /s/ Scott Hirsch
                                               ---------------------------------
                                               Scott Hirsch

STATE OF FLORIDA    )
                       ss.:

COUNTY OF __________)

      On the ____ day of February,  2006,  before me personally  appeared  Scott
Hirsch,  an personally  known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed on the within  instrument and acknowledged to me that he executed the same.

----------------------------------------
Notary Public

                                                     PRIVILEGED AND CONFIDENTIAL

                                               /s/ Danielle Karp
                                               ---------------------------------
                                               Danielle Karp

STATE OF FLORIDA    )
                       ss.:

COUNTY OF BROWARD   )

      On the 3rd day of February,  2006, before me personally  appeared Danielle
Karp,  an  personally  known to me or proved to me on the basis of  satisfactory evidence to be the person whose name is subscribed on the within  instrument and acknowledged to me that he executed the same.

----------------------------------------
Notary Public

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                                                     PRIVILEGED AND CONFIDENTIAL

                                         BOSTON TECHNOLOGY VENTURES
                                         CORPORATION

                                         /s/ Stacy McCall
                                         ---------------------------------------
                                         By:  Stacy McCall
                                         Title:

STATE OF FLORIDA    )
                       ss.:

COUNTY OF __________)

      On the ____ day of February,  2006,  before me personally  appeared  Scott
Hirsch,  an  authorized  officer  of  Boston  Technology  Ventures   Corporation
personally known to me or proved to me on the basis of satisfactory  evidence to be the person whose name is subscribed on the within instrument and acknowledged to me that he executed the same.

----------------------------------------
Notary Public

                                         MCCALL & ESTES ADVERTISING, INC.

                                          /s/ Stacy McCall
                                         ---------------------------------------
                                         By:  Stacy McCall
                                         Title:
                                         Address:
STATE OF FLORIDA       )
                          ss.:

COUNTY OF ________     )

      On the ____ day of February,  2006,  before me personally  appeared  Scott
Hirsch, an authorized  officer of McCall & Estes  Advertising,  Inc.  personally known to me or  proved  to me on the basis of  satisfactory  evidence  to be the person whose name is subscribed on the within  instrument and acknowledged to me that he executed the same.

----------------------------------------
Notary Public

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